UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2006
MIDWEST BANC HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-29598	36-3252484

(State or other jurisdiction	(Commission file number)	(I.R.S. employer
of incorporation)		identification no.)

501 W. NORTH AVENUE

MELROSE PARK, ILLINOIS		60160

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 865-1053
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On May 3, 2006, the stockholders of Midwest Banc Holdings, Inc. (“Midwest”), approved amendments to Midwest’s Stock and Incentive Plan (the “Plan”) at the 2006 annual stockholders meeting (the “Annual Meeting”). The amendments:
•	Increase number of shares of Midwest common stock available for awards under the Plan from 2,500,000 to 3,900,000; and

•	Provide that all shares available for issuance under the Plan may be issued as restricted shares.
     The Midwest stockholders also elected the following people to serve as directors at this meeting:
E.V. Silveri
James J. Giancola
Angelo DiPaolo
Barry I. Forrester
Robert J. Genetski
Gerald F. Hartley
Homer J. Livingston, Jr.
Joseph Rizza
Kenneth Velo
Leon Wolin
     On September 28, 2004, Midwest and one of its subsidiaries entered into an employment agreement with James J. Giancola, President and Chief Executive Officer of Midwest and this subsidiary. The employment agreement provides that Mr. Giancola will be eligible for a performance based cash incentive bonus (no greater than 70% of his base salary) in accordance with mutually agreed upon goals and objectives established by the board of directors.
     On May 2, 2006, the board of directors of Midwest, acting on the recommendations of the compensation committee of the board, approved Mr. Giancola’s 2006 performance goals. The amount of the bonus to be awarded to Mr. Giancola will depend upon the extent to which these performance goals are met. These performance goals will be based primarily on the achievement of target goals relating to financial and operational targets, including, among others, earnings per share, budgeted financial performance, risk management, and improvement of credit processes and operations control, diversification of the loan portfolio, the successful consummation of the merger with Royal American Corporation and the integration of Royal American Corporation into Midwest, and the achievement of longer-term, strategic goals of Midwest.
     The compensation committee will determine to what extent the performance goals have been satisfied. The committee will then recommend to the board of directors the amount of the bonus to be paid to Mr. Giancola.
Item 2.02. Results of Operations and Financial Condition.
     On April 28, 2006, Midwest announced its earnings results for the quarter ended March 31, 2006. Attached as Exhibit 99.1 is a copy of the press release relating to Midwest’s earnings results, which is incorporated herein by reference.
Note: the information in this report provided in item 2.02 (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.03. Amendment to Articles of Incorporation or By-laws; Change in Fiscal Year.
     At the Annual Meeting, the stockholders of Midwest approved the amendment to the amended and restated Certificate of Incorporation of Midwest (the “Certificate”) increasing the authorized number of shares of common stock from 32 million to 64 million. Set forth below is the revised text of the first paragraph of Section 4 of the Certificate as amended:
“The total number of shares of stock which the corporation shall have authority to issue is sixty-five million (65,000,000), divided into two classes as follows: one million (1,000,000) of which shall be preferred stock, $0.01 par value (“Preferred Stock”), and sixty-four million (64,000,000) of which shall be common stock, $0.01 par value (“Common Stock”).”
Item 7.01. Regulation FD Disclosure.
     On May 3, 2006, Midwest held the Annual Meeting. Attached as Exhibit 99.2 is a copy of the presentation for this meeting.
     On May 2, 2006, the board of Midwest agreed to increase the quarterly dividend from $0.12 to $0.13 per share. Attached as Exhibit 99.3 is a copy of the press release announcing the dividend increase.
     On May 3, 2006, Midwest announced that its board of directors had approved a common stock repurchase program which will become effective following Midwest’s acquisition of Royal American Corporation. Under the program, Midwest may purchase up to 5% of its common stock, from time to time, in open market or privately negotiated transactions as market conditions warrant. Shares repurchased will be available for issuance under Midwest’s Stock and Incentive Plan and other general corporate purposes.
     Attached as Exhibit 99.3 is a copy of the press release relating to Midwest’s stock repurchase program.
     Note: the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
     This document and the attachments hereto contain comments and information that constitute “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this Form 8-K are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder or regulatory approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Midwest with the Securities and Exchange Commission. When used herein, the words “believes,” “estimates,” “expects,” “should,” and “anticipates,” and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. Midwest does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.
ADDITIONAL INFORMATION
     In connection with the proposed acquisition of Royal American Corporation (“Royal”) by Midwest, Midwest has filed with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of Midwest’s common stock to be issued to the stockholders of Royal. The registration statement includes a proxy statement/prospectus which has been sent to the stockholders of Royal seeking their approval of the proposed transaction.
     INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MIDWEST, ROYAL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Midwest Banc Holdings, Inc., 501 W. North Avenue, Melrose Park, Illinois 60160, Attention: Investor Relations (telephone number (708) 865-1053) or Royal American Corporation, 1604 W. Colonial Parkway, Inverness, Illinois 60067, Attention: Investor Relations (telephone number (847) 202-8300).
     Midwest, Royal and their respective directors, executive officers, and certain other members of management may be deemed to be participants in the solicitation of proxies from the stockholders of Royal in connection with the merger transaction. For information about Midwest’s directors, executive officers and members of management, stockholders are asked to refer to the most recent proxy statement issued by Midwest, which is available on the web site and at the address provided in the preceding paragraph. Information regarding Royal’s directors, executive officers and members of management and their respective interests in the proposed transaction is available in the proxy statement/prospectus of Midwest and Royal described above and other relevant materials filed with the Securities and Exchange Commission.
Item 9.01. Exhibits.
99.1	Press release, dated April 28, 2006, announcing first quarter 2006 earnings.

99.2	Annual Meeting presentation.

99.3	Press release, dated May 3, 2006, concerning the dividend increase and stock repurchase program.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.

	By:	/s/ Daniel R. Kadolph Daniel R. Kadolph
Date: May 3, 2006		Senior Vice President
and Chief Financial Officer

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